Goodwill	3 Months Ended
Mar. 31, 2026
Goodwill [Abstract]
Goodwill

4. Goodwill

Changes in the carrying amount of goodwill are as follows:

	Merchant Solutions(1)	Digital Wallets (2)	Total
Balance as of December 31, 2025	$635,044	$1,441,303	$2,076,347
Foreign exchange	—	(15,692)	(15,692)
Balance as of March 31, 2026	$635,044	$1,425,611	$2,060,655

(1)
Accumulated impairment loss was $1,159,145 as of March 31, 2026 and December 31, 2025 within the Merchant Solutions segment.
(2)
Accumulated impairment loss was $723,042 as of March 31, 2026 and December 31, 2025 within the Digital Wallets segment.

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. The Company’s most recent annual impairment assessment of its reporting units as of December 31, 2025 determined that its goodwill was not impaired. For the three months ended March 31, 2026, no events and circumstances were identified that would indicate the carrying amount of either reporting unit exceeded its fair value. However, it is reasonably possible that a decline in the fair value of debt or market capitalization could materially impact the estimates in the goodwill impairment assessment. In addition, deterioration in financial performance of either reporting unit, or significant changes in key assumptions used in the annual impairment assessment, such as the discount rate, could result in an impairment charge in the future.